UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 8, 2014

ENVISION HEALTHCARE HOLDINGS, INC.

 (Exact name of each registrant as specified in its charter)

Delaware	001-36048	45-0832318
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Numbers)	Identification Nos.)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 495-1200

(Each registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02. Results of Operations and Financial Condition.

On July 8, 2014, Envision Healthcare Holdings, Inc. (the “Company”) announced that it projects that Adjusted EBITDA for the quarter ended June 30, 2014 will be $129 million to $133 million.  Since this non-GAAP financial measure is not a measure determined in accordance with generally accepted accounting principles (“GAAP”) and is susceptible to varying calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies.  For the Company’s definition of Adjusted EBITDA and a description of its limitations, see “Non-GAAP Measures” below.

The projected second quarter 2014 Adjusted EBITDA range is preliminary, unaudited and subject to completion, reflects management’s current views (including, among other things, its views on the operating results for April and May and the current outlook for June) and may change as a result of management’s review of results and other factors, including a wide variety of significant business, economic and competitive risks and uncertainties. Please see the section entitled “Risk Factors” included in the Company’s Annual Report on Form 10-K for more information.  Such range is subject to the closing of the second quarter of 2014 and finalization of quarter-end financial and accounting procedures (which have yet to be performed) and should not be viewed as a substitute for full quarterly financial statements prepared in accordance with GAAP. The Company does not expect to disclose publicly whether its expectations have changed or to update its expectations, other than through the release of actual results in the ordinary course of business.  Actual results may be materially different.  Accordingly, you should not place undue reliance on the Company’s projected data.  The Company’s projected data constitute a forward-looking statement and should be read together with the financial information included in the Company’s periodic reports.  See “Forward-Looking Statements” below for more information.

The projected Adjusted EBITDA range was not prepared with a view toward complying with the Public Company Accounting Oversight Board guidelines with respect to prospective financial information. Neither the Company’s independent registered public accounting firm nor any other independent registered public accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the projected Adjusted EBITDA range, nor have they expressed any opinion or any other form of assurance thereon.

Section 7 — Regulation FD

Item 7.01.  Regulation FD Disclosure.

The response to Item 2.02 is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Non-GAAP Measures

Included in this report is Adjusted EBITDA, which is defined as net income (loss) before equity in earnings of unconsolidated subsidiary, income tax (benefit) expense, loss on debt extinguishment, other income (expense), net, realized gains (losses) on investments, interest expense, equity-based compensation expense, related party management fees, restructuring charges, and depreciation and amortization expense. Adjusted EBITDA measures are commonly used by management and investors as performance measures and liquidity indicators. Adjusted EBITDA is not considered a measure of financial performance under GAAP, and the items excluded from Adjusted EBITDA are significant components in understanding and assessing the Company’s financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to such GAAP measures as net income (loss), cash flows provided by or used in operating, investing or financing activities or other financial statement data presented in the Company’s consolidated financial statements as an indicator of financial performance or liquidity. Some of these limitations are:

•                  Adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs;

•                  Adjusted EBITDA does not reflect interest expense, or the requirements necessary to service interest or principal payments on debt;

•                  Adjusted EBITDA does not reflect income tax expenses or the cash requirements to pay taxes;

•                  Adjusted EBITDA does not reflect historical cash capital expenditures or future requirements for capital expenditures or contractual commitments; and

•                  Although depreciation and amortization charges are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements.

Because Adjusted EBITDA is not a measure determined in accordance with GAAP and is susceptible to varying calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies.

A reconciliation of the projected second quarter 2014 Adjusted EBITDA range to the Company’s projected second quarter 2014 net income range is provided in the table below.

Quarter ended June 30, 2014
(unaudited; dollars in millions)
Projected net income	$7-$9
Income tax expense	5-6
Loss on early debt extinguishment	50
Depreciation and amortization expense	36
Interest and other expense, realized gain on investments, equity in earnings of unconsolidated subsidiary, equity based compensation expense and other	31-32
Projected Adjusted EBITDA	$129-$133

Forward-Looking Statements

Certain statements and information in this report may be deemed to be “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements relating to the projected second quarter 2014 Adjusted EBITDA and net income ranges, objectives, plans and strategies, and all statements (other than statements of historical facts) that address activities, events or developments that the Company intends, expects, projects, believes or anticipates will or may occur in the future. Any forward-looking statements herein are made as of the date of this report, and the Company undertakes no duty to update or revise any such statements. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are described in the Company’s filings with the U.S. Securities and Exchange Commission from time to time, including in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K.  Among the factors that could cause future results to differ materially from those provided in this report are: decreases in the Company’s revenue and profit margin under its fee-for-service contracts due to changes in volume, payor mix and third party reimbursement rates, including from political discord in the federal budgeting process; the loss of existing contracts; failure to accurately assess costs under new contracts; difficulties in the Company’s ability to recruit and retain qualified physicians and other healthcare professionals, and enforce its non-compete agreements with the Company’s physicians; failure to implement some or all of the Company’s business strategies, including the Company’s efforts to grow its Evolution Health, LLC business and cross-sell its services; lawsuits for which the Company is not fully reserved; the adequacy of the Company’s insurance coverage and insurance reserves; the Company’s ability to successfully integrate strategic acquisitions; the high level of competition in the markets the Company serves; the cost of capital expenditures to maintain and upgrade the Company’s vehicle fleet and medical equipment; the loss of one or more members of the Company’s senior management team; the Company’s ability to maintain or implement complex information systems; disruptions in disaster recovery systems or management continuity planning; the Company’s ability to adequately protect its intellectual property and other proprietary rights or to defend against intellectual property infringement claims; challenges by tax authorities on the Company’s treatment of certain physicians as independent contractors; the impact of labor union representation; the impact of fluctuations in results due to the Company’s national contract with FEMA; potential penalties or changes to the Company’s operations, including the Company’s ability to collect accounts receivable, if the Company fails to comply with extensive and complex government regulation of its industry; the impact of changes in the healthcare industry, including changes due to healthcare reform; the Company’s ability to timely enroll its providers in the Medicare program; the Company’s ability to restructure its operations to comply with future changes in government regulation; the outcome of government investigations of certain of the Company’s business practices; the Company’s ability to comply with the terms of its settlement agreements with the government; the Company’s ability to generate cash flow to service its substantial debt obligations; the significant influence of investment funds sponsored by, or affiliated with, Clayton, Dubilier & Rice, LLC over the Company; and other factors discussed in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISION HEALTHCARE HOLDINGS, INC.
(Registrant)

July 8, 2014	By:	/s/ Craig A. Wilson
Craig A. Wilson
Senior Vice President, General Counsel and Secretary